AGREEMENT AND PLAN OF REORGANIZATION

                                 by and between

                          DEFINITION TECHNOLOGIES, INC.

                                       and

                          BORCO EQUIPMENT COMPANY, INC.
                                       and

                                 DEFINITION, LTD.

                             Dated December 1, 1999

                                TABLE OF CONTENTS






                                                                          Page
                                                                          ----

    ARTICLE I:              THE REORGANIZATION                             3
    ARTICLE II              REPRESENTATIONS AND WARRANTIES                 5
    ARTICLE III.A:          COVENANTS OF BORCO                             9
    ARTICLE III.B:          COVENANTS OF DEFINITION TECHNOLOGIES           10
    ARTICLE IV:             CERTAIN COVENANTS                              10
    ARTICLE V:              CONDITIONS                                     12
    ARTICLE VI:             STOCK RESTRICTION/INVESTMENT REPRESENTATION    15
    ARTICLE VII:            INDEMNIFICATION AND WAIVER OF CLAIMS - BORCO   16
    ARTICLE VIII:           CLOSING DATE                                   16
    ARTICLE IX:             RESIGNATION AND ELECTION                       17
    ARTICLE X:              MISCELLANEOUS                                  17



    Exhibit A
    Exhibit B
    Exhibit C
    Exhibit D
    Exhibit E
    Exhibit F
    Exhibit G
    Exhibit H

                       AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, effective December 1, 1999, between DEFINITION TECHNOLOGIES, INC., a Texas corporation ("DEFINITION TECHNOLOGIES") BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation ("BORCO"), and DEFINITION, LTD., a Nevada Corporation ("Definition").

     WHEREAS,   Definition   Technologies   is  a  wholly-owned   subsidiary  of
Definition, Ltd., a Nevada Corporation whose shareholders shall be entitled to participate in the reorganization of Definition Technologies;

     WHEREAS,  the  respective  Boards  of  Directors  of Borco  and  Definition
Technologies deem it advisable to merge such Company into Definition Technologies ("Merged Company") pursuant to this Agreement and a Certificate of Merger to be executed by each Company ("Certificate of Merger") and Articles of Merger to be executed by each company and Definition Technologies ("Articles of Merger"), whereby the holders of shares of common stock of each Company (such shares of common stock being sometimes hereinafter called, collectively, the "Common Stock") outstanding at the effective time (as hereinafter defined) of the merger will have the right to receive shares of Definition Technologies common stock, no par value per share (the "Definition Technologies Shares"), in the manner and in such amount as is set forth in Article I hereof and upon the terms and conditions otherwise set forth in this Agreement; and

     WHEREAS, to effectuate the foregoing, the parties desire to adopt a plan of reorganization in accordance with the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code");

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of carrying the same into effect, the manner of converting the shares of each company issued and outstanding immediately prior to the effective time of the merger into Definition Technologies shares, and such other details and provisions as are deemed desirable, the parties hereto, severally and jointly, have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth as follows:

                                    ARTICLE I
                               THE REORGANIZATION
                               ------------------

     1. Execution of Certificate of Merger and Articles of Merger Subject to the provisions of this Agreement, the Articles of Merger with respect to the merger shall be executed and acknowledged by Borco and Definition Technologies that is a party to such merger (the "Merger Company") and thereafter delivered to the Secretary of State of the State of Nevada for filing, as provided by the Nevada Business Corporation Act, as soon as practicable on or after the closing date (as hereinafter defined) of such merger. The merger shall become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada. The date and time when a merger becomes effective shall be called the "effective time" of such merger. At the effective time of a merger, the separate existence of the merged company (BORCO) shall cease and such company shall be merged with and into Definition Technologies. Definition Technologies shall be the surviving corporation upon the consummation of the merger.

     2. Consummation of the Merger. As soon as practicable after the approval of the merger by the stockholders, Borco and Definition Technologies will cause such merger to be consummated in accordance with applicable law, subject to the conditions hereinafter set forth.

     3. Conversion of Shares of BORCO/DEFINITION TECHNOLOGIES. At the effective time of the merger of Borco with and into Definition Technologies, each outstanding share of Borco common stock (currently 10,000) shall be canceled and shall be converted into Definition Technologies shares (at the ratio of 230 shares of Definition Technologies for each share of Borco shares) by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of Borco Common Stock will hold Units of Definition Technologies, Definition Limited will hold Units of Definition Technologies, and current shareholders of Definition will hold Units of Definition Technologies. Each Unit Consisting of One Share of Common Stock, $0.001 par value one Class A Common Stock Purchase Warrant, and one Class B Common Stock Purchase Warrant. The Common Stock, Class A and Class B Common Stock Purchase Warrants are to be distributed as a Unit and subject to registration with the Securities and Exchange Commission and Blue-Sky laws, detachable and separately tradeable. Each Class A Warrant entitles the holder to purchase one share of common stock at a price of $5.00, for a one hundred and eighty day period from ninety days until one hundred eighty days from the effective date of the Merger. Each Class B Warrant will entitle the holder to purchase one share of Common Stock at a price of $5.00 at any time from three hundred sixty-five days to seven hundred and thirty days from the effective date of the Merger. At the effective time of the merger of Borco with and into Definition Technologies, by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of Borco Common Stock will hold 2,300,000 Units for Common Stock of Definition Technologies, and current shareholders of Definition will hold 150,000 Units of Common Stock of Definition Technologies. Borco agrees to file with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended (the "Act") on Form S-4 with respect to the securities offered hereby.

4. Exchange of Certificates. After the effective time of the merger, each holder of a certificate theretofore evidencing outstanding shares of common stock of the merged company (other than shares held by dissenting stockholders and shares that are automatically canceled as hereinabove provided), upon surrender of the same to Continental Stock Transfer & Trust Company (the "Transfer Agent") or such other agent or agents as shall be appointed by Definition Technologies, shall be entitled to receive in exchange therefor a certificate or certificates evidencing the number of full Definition Technologies shares for which the shares of common stock of the merged company theretofore represented by the certificate or certificates so surrendered shall have been exchanged as provided in this paragraph 4, together with such warrants as comprise Units. As soon as practicable after the elective time of the merger, the Transfer Agent will send a notice and transmittal form to each holder of an outstanding certificate which immediately prior to the effective time of such merger evidenced shares of common stock of the merged company and which is to be exchanged for Definition Technologies as provided in paragraph 3 hereof advising such stockholder of the terms of the exchange effected by such merger and the procedure for surrendering to the Transfer Agent (which may appoint forwarding agents) such certificate for exchange into one or more certificates evidencing Definition Technologies shares. Until so surrendered, each outstanding certificate which, prior to the Effective time of such merger, represented common stock of the merged company (other than shares previously held by dissenting stockholders) will be deemed for all corporate purposes of Definition Technologies to evidence ownership of the number of full Definition Technologies shares for which the shares of common stock of the merged company represented thereby were exchanged; provided, however, that until such outstanding certificates formerly evidencing common stock of the merged company are so surrendered, no dividend payable to holders of record of Definition Technologies shares as of any date subsequent to the effective time of such merger or any cash in lieu of any fraction of a Definition Technologies share payable pursuant to Section 5 hereof shall be paid to the holder of such outstanding certificates in respect thereof. As soon as practicable after the effective time of each merger, the Transfer Agent will send a notice and transmittal form to each holder of an outstanding certificate of Definition which immediately prior to the effective time of such merger evidenced shares of common stock of Definition, Ltd. as provided in paragraph 3 hereof, advising such stockholder of the terms of the distribution effected by such merger and the procedure for receiving from the Transfer Agent (which may appoint forwarding agents) such certificate for one or more certificates evidencing Definition Technologies share. After the effective time of such merger there shall be no further registry of transfers on the records of the merged company of share of common stock of the merged company and, if a certificate evidencing such shares is presented to Definition Technologies, it shall be canceled and exchanged for a certificate evidencing shares of Definition Technologies common stock as herein provided.

5. No Fractional Shares. Neither certificates nor scrip for fractional Definition Technologies shares will be issued, but in lieu thereof each holder of shares of any Company who would otherwise have been entitled to a fraction of a Definition Technologies share, upon surrender of all the certificates evidencing share of common stock of such company registered in the name of such holder, will be paid the cash value of such fraction, which shall be equal to such fraction multiplied by the market value of a full Definition Technologies share at the close of trading of the Definition Technologies shares after the effective time of such merger, as determined by Definition Technologies in any reasonable manner.

6. Certificate of Incorporation: By-laws Directors. The Certificate of Incorporation and By-laws of Telemark Worldwide Inc. as in effect immediately prior to the effective time of the merger, shall continue to be the Certificate of Incorporation and By-laws of Definition Technologies, until they shall thereafter be duly altered, amended or repealed. The directors of Definition Technologies shall continue as the directors of Definition Technologies until their successors shall be duly elected and qualified

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     1. Representations and Warranties of Definition Technologies. Definition Technologies represents and warrants to Borco, as follows:

          (a) DEFINITION TECHNOLOGIES has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The
execution  and  delivery  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby have been duly authorized by the Board of Directors of DEFINITION TECHNOLOGIES, and, except for the approval of DEFINITION TECHNOLOGIES's stockholders, no other corporate proceedings on the part of DEFINITION TECHNOLOGIES are necessary to authorize this Agreement and the transactions contemplated hereby.

          (b) Except as previously disclosed to BORCO in writing or in the reports delivered pursuant to Section 13(b) or the Proxy Statement (as that term is defined under Schedule 14A of the Securities Exchange Act of 1934) with respect to the merger since September 30, 1999, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of DEFINITION TECHNOLOGIES and its subsidiaries taken as a whole.

          (c)  Due Organization; Power; Qualification; Subsidiaries and
               --------------------------------------------------------
               Affiliates; Etc.
               ----------------

               (i) DEFINITION TECHNOLOGIES is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by Definition Technologies, the character of the property owned by it, or any other state of facts does not require DEFINITION TECHNOLOGIES to be qualified to do business as a foreign corporation in any jurisdiction.

               (ii) DEFINITION TECHNOLOGIES has no subsidiaries or affiliates (as that term is used in the regulations promulgated under the Securities Act of 1933).

          (d)  Capitalization
               --------------

               (i) The total authorized capital stock of DEFINITION TECHNOLOGIES consists of 100,000 shares of DEFINITION TECHNOLOGIES common stock ($0.01 par value). The aggregate of 1,000 Common shares, issued by Definition Technologies represents all of the issued and outstanding stock of DEFINITION TECHNOLOGIES. All of said common shares have been duly and validly issued and are fully paid and non-assessable.

               (ii) There are and on the Closing Date there will be no outstanding subscriptions, options, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of DEFINITION TECHNOLOGIES, nor are there outstanding securities of DEFINITION TECHNOLOGIES which are convertible into or exchangeable for any shares of DEFINITION TECHNOLOGIES Common Stock and DEFINITION TECHNOLOGIES has no obligation of any kind to issue any additional securities.

          (e)  Financial Information: No Material Adverse Change
               -------------------------------------------------

               (i) DEFINITION TECHNOLOGIES has furnished to BORCO the financial statements of DEFINITION TECHNOLOGIES as at and for the months ended December 31, 1997 and December 31, 1998 (the "Financials"). The Financials have been prepared in accordance with generally accepted accounting principles, and fairly present the financial condition of DEFINITION TECHNOLOGIES as at the date thereof, and the results of operation of DEFINITION TECHNOLOGIES for the period then ended.

               (ii) Since December 31, 1998, there has been no material adverse change in the business or financial condition or the operations of DEFINITION TECHNOLOGIES or to the best knowledge of DEFINITION TECHNOLOGIES any occurrence, circumstance, or combination thereof which reasonably could be expected to result in such a material adverse change in the future except as stated and shown on

          Exhibit B.

               (iii) At December 31, 1998, there were no liabilities, absolute or contingent of DEFINITION TECHNOLOGIES that were not shown or reserved against on the balance sheets included in the Financials, except obligations under the contracts shown on or as otherwise disclosed in Exhibit B.

               (iv) Since December 31, 1998, DEFINITION TECHNOLOGIES has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financials, or otherwise owned or leased by it, except in the ordinary course of business, or as otherwise disclosed on Exhibit B.

          (f)  Tax Matters.
               ------------

               (i) DEFINITION TECHNOLOGIES has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due.

               (ii) There is no pending or, to the best knowledge of DEFINITION TECHNOLOGIES, any threatened federal, state or local tax audit of DEFINITION TECHNOLOGIES; there is no agreement with any federal, state or local taxing authority by DEFINITION TECHNOLOGIES that may affect the subsequent tax liabilities of BORCO.

               (iii) Without limiting the foregoing: (a) the financial statements include adequate provision for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against DEFINITION TECHNOLOGIES with respect to the period then ended and all periods prior thereto; and (b) DEFINITION TECHNOLOGIES is not, on the date hereof, liable for taxes, assessments, fees or governmental charges.

          (g) No Conflict or Default. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term condition or provisions of the Articles of Incorporation or Bylaws of DEFINITION TECHNOLOGIES, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which DEFINITION TECHNOLOGIES is a party or by which it or any of its respective assets or properties are or may be bound; or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of DEFINITION TECHNOLOGIES, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of DEFINITION TECHNOLOGIES.

          (h) Party to Agreements. DEFINITION TECHNOLOGIES is not a party to any contract or other arrangement except those made in the ordinary course of business or which are terminable on the giving of sixty (60) day's (or less) notice of DEFINITION TECHNOLOGIES's intent to terminate such contract.
DEFINITION TECHNOLOGIES is not in default in any material respect under any contract or agreement to which it is a party or by which it or any of its assets is or may be bound.

          (i) Litigation. There are no actions, suits, investigations, or proceedings pending, or, to the knowledge of DEFINITION TECHNOLOGIES, threatened, against or affecting or which may affect DEFINITION TECHNOLOGIES, the performance of the terms and conditions hereof; or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and DEFINITION TECHNOLOGIES does not know of any state of facts which would give rise to any such action, suit, investigation or proceeding. DEFINITION TECHNOLOGIES is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency which affects its business or operation.

          (j) Governmental Approval DEFINITION TECHNOLOGIES has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for DEFINITION TECHNOLOGIES to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full, force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement and all such permits, licenses, order or approvals to the extent transferable, are transferable to DEFINITION TECHNOLOGIES. No approval or authorization of or filing with any governmental authority on the part of DEFINITION TECHNOLOGIES is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(k) Employee Benefit Plans. DEFINITION TECHNOLOGIES does not have any pension plan, profit-sharing plan or employees' savings plan, and DEFINITION TECHNOLOGIES is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     (1) Conflicts of Interest Transactions between Management of DEFINITION TECHNOLOGIES and such Corporation Management's interest in affiliated Corporations agreements as to Management's remuneration, as well as any other actual or potential conflicts of interest are disclosed in Exhibit B.

     2. Representations and Warranties of BORCO: BORCO represents and warrants, to DEFINITION TECHNOLOGIES as follows

          (a) Such Company has the corporate power and authority to enter into this Agreement and to carry out its obligation hereunder The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and, except for the approval of its stockholders, no other corporate proceedings on the part of such Company are necessary to authorize this Agreement and the transactions contemplated hereby.

          (b) Except as disclosed in writing in Exhibit B herein, since December 31, 1997, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of such Company taken as a whole.

          (c) BORIC has heretofore delivered to DEFINITION TECHNOLOGIES (i) Business Plan; (ii) Minutes of Directors and Shareholders meetings; and (iii) audited financial statements for the year ended December 31, 1998, and December 31,1997. Such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which. they were made, not misleading, mad the financial statements heretofore delivered to DEFINITION TECHNOLOGIES are is accordance with the books and records of BORCO and fairly present the financial position and the results of the operations, changes in stockholders' equity and changes in financial position of BORCO, as at and for the periods indicated, in each case in conformity with generally accepted accounting principles consistently applied.

          (d) The authorized capital stock of BORCO consists of 10,000 shares of common stock, $0.01 par value per share, of which 10,000 shares are issued and outstanding as of the date hereof There are no options, warrants, convertible securities or rights which may require any Company to issue additional shares of its capital stock other than as listed in Exhibit C. All the outstanding shares of Common stock of Borco have been duly authorized, and are validly issued, fully paid and nonassessable.

          (e) Any amounts due and owing immediately prior to the effective date of the merger to the officers, directors, and employees of BORCO shall not be paid to such persons out of funds of Definition Technologies existing as of the closing date

          (f)  Due   Organization:   Power;   Qualification;  Subsidiaries   and
               -----------------------------------------------------------------
Affiliates; Etc.
----------------

               (i) BORCO is a corporation duly organized, validly existing, and in good standing under the laws of the State of Pennsylvania and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by BORCO, the character of the property owned by it, or any other state of facts does not require BORCO to be qualified to do business as a foreign corporation to any jurisdiction.

               (ii) There are no subsidiaries or affiliates (as that term is used in the regulations promulgated under the Securities Act of 1933) of BORCO. BORCO will cause any subsidiary or affiliate which it may now have, and/or which it may organize or acquire in the future to comply fully with all terms and provisions of this Agreement to the same extent as if such subsidiary or affiliate were Borco

          (g) Title and Authority. To the best of the knowledge of BORCO, shareholders as listed in Exhibit G are together the holders of record and sole beneficial owners of all of the outstanding shares of BORCO common stock and now have, at closing will have, and at all times prior to the closing hereunder will have:

               (i) full legal title to all of such shares free and clear of any liens, security interests, encumbrances, pledges, charges. claims voting trusts, restrictions on transfer, and of any rights or interest therein, direct or contingent, in favor of any other parties; and

               (ii) full and unrestricted right, power and authority to sell, assign, transfer and deliver the same or to cause the same to be transferred to BORCO in accordance with this agreement

         (h)   Financial Information: Contingent Liabilities.
               ----------------------------------------------

               (i) At December 31, 1998, there were no liabilities, absolute or contingent of BORCO that were not shown or reserved against on the balance sheets included in the Financials, except obligations under the contracts shown on Exhibit B.

               (ii) Since December 31, 1998, BORCO has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financials, or otherwise owned or leased by it, except in the ordinary course of business, and as otherwise disclosed on Exhibit B herein.

          (i)  Tax Matters.
               ------------
               (i) BORCO has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities al1 tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental. charges have been fully paid when due.

               (ii) There is no pending or, to the best knowledge of BORCO, threatened federal, state or local tax audit of BORCO; there is no agreement with any federal, state or local taxing authority that may affect the subsequent tax liabilities of BORCO.

               (iii) Without limiting the foregoing: (a) the Financials include adequate provision for all taxes, assessments fees, penalties and governmental charges which have been or in the future may be assessed against Borco with respect to the period then ended and all periods prior thereto; and (b) BORCO is not, on the date hereof, liable for taxes, assessments, fees or governmental charges.

          (j) No Conflict or Default, Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provisions of the Articles of Incorporation or Bylaws of Borco, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which Borco is a party or by which it or any of its respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of Borco, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets. contracts or business of Boron.

          (k) Party to Agreement. Borco is not a party to any contract or other arrangement except those made in the ordinary course of business or which are terminable on the giving of sixty (60) day's (or less) notice of Borco's intent to terminate such contract, except as set forth on Exhibit D annexed hereto. Borco is not in default in any material respect under any contract or agreement to which it is a party or by which it or any of its assets is or may be bound

          (1) Litigation. Other than as disclosed in its Financial Statements for the period ended December 31,1998, there are no actions, suits, investigations, or proceedings pending, or, to the knowledge of Borco, threatened, against or affecting or which may affect Borco, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and except as otherwise disclosed herein does not know of any state of facts which would give rise to any such action, suit investigation or proceeding. Borco is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency which affects its business or operation.

          (m) Governmental Approval. Borco has all permits, licenses, orders and approvals of all federal state, local or foreign governmental or regulatory bodies required for Borco to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement and all such permits, licenses, order or approvals, to the extent transferable, are transferable to Borco. No approval or authorization of or filing with any governmental authority on the part of Borco is requited as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          (n) Salaries. Exhibit E annexed hereto and made a part hereof is a true and complete list, as of the date of this agreement, of all of the persons who are employed by Borco, together with their compensation (including bonuses) for the year ended December 31, 1998 and tire rate of compensation (including bonus arrangements) currently being paid to each such employee.

          (o) Accrued Compensation. Borco does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written or by reason of any past practices with respect to such employees based upon or accruing with respect to services or present or former employees of Borco, except for such amounts as are disclosed in Exhibit E and except for any payment or contribution period.

          (p) Employee Benefit Plans. Borco does not have any pension plan, profit-sharing plan or employees' savings plan, and Borco is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA")

          (q) Conflicts of Interest. Transactions between Management of Borco and such Corporation, Management's interest in affiliated Corporations, agreements as to Management's remuneration, as well as any other actual or potential conflicts of interest are disclosed in Exhibit H.

          (r) Environmental Concerns. Borco has not engaged in any operations which have resulted or will result in any chemicals, hazardous, noxious or toxic wastes being deposited, spilled, leaked, disposed of, dumped or buried at any facility, contiguous property, or any other real property, which have, will, or may result in property damages, personal injury or clean-up costs

                                  ARTICLE III.A
                               COVENANTS OF BORCO
                               ------------------

Borco agrees that prior to the closing date:

          (a) No  dividend  shall be  declared  or paid  by  other  distribution
(whether in cash, stock, property or any combination thereof) or payment declared or made in respect to Borco common stock, nor shall Borco, acquire or redeem or split, combine or reclassify any shares of its capital stock

          (b) No change shall be made in the number of shares of authorized or issued BORCO common stock; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by BORCO relating to its authorized or issued BORCO common stock, nor shall BORCO issue, grant or sell any securities or obligations convertible into or exchangeable for shares of BORCO common stock, except as disclosed in Exhibit C.

          (c) BORCO will not take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything, in the conduct of the business of BORCO or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of BORCO's representations contained herein to be or become untrue in any material respect at the closing date.

          (d) BORCO will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation.

          (e) BORCO will not alter or change any employment or other contract with any of its management personnel or make, adapt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of purchaser, except for normal year-end or anniversary salary adjustments for
employees,   excluding   officers.

                                 ARTICLE III.B
                      COVENANTS OF DEFINITION TECHNOLOGIES

DEFINITION TECHNOLOGIES agrees that prior to the closing date:

          (a) No dividend shall be declared or paid or other distribution (whether in cash, stock, property or any combination thereof] or payment declared or made in respect of DEFINITION TECHNOLOGIES Common Stock, nor share DEFINITION TECHNOLOGIES purchase, acquire or redeem or split, combine or reclassify any shares of DEFINITION TECHNOLOGIES Common stock

          (b) Except as herein provided, no change shall be made in the number of shares of authorized or issued DEFINITION TECHNOLOGIES common stock; nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by DEFINITION TECHNOLOGIES relating to its authorized or issued DEFINITION TECHNOLOGIES common stock; nor shall DEFINITION TECHNOLOGIES issue, grant or sell any securities or obligations convertible into or exchangeable for shares of common stock.

          (c) Definition Technologies will not take, agree to take, or knowingly permit to be taken any action, or do, or knowingly permit to be done anything in the conduct of the business of DEFINITION TECHNOLOGIES, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of DEFINITION TECHNOLOGIES contained herein to be or become untrue in any material respect at the Closing Date.

                                   ARTICLE IV
                                CERTAIN COVENANTS
                                -----------------

     1. Stockholders' Meeting. BORCO will take all actions necessary in accordance with applicable law and its Articles of Incorporation and By-laws to convene a meeting of its stockholders as promptly as practicable to consider and vote upon the approval of the merger to which it is a party. DEFINITION TECHNOLOGIES will take all action necessary in accordance with applicable law and its Certificate of Incorporation and By-laws to convene a meeting of its stockholders as promptly as practicable to consider and vote upon the approval of the merger.

     2. Conduct of Business by Borco Pending the Merger. Prior to the Effective date of the merger, unless DEFINITION TECHNOLOGIES and BORCO shall otherwise agree in writing, and disclosed to DEFINITION TECHNOLOGIES and BORCO in writing prior to the date hereof, each Company shall not (i) operate its business otherwise than in the ordinary course, (ii) grant any compensation increase to any director, officer or employee, (iii) issue, authorize or propose the issuance of additional shares of capital stock of any class or securities convertible into any such shares or rights, warrants or options to acquire any such shares or convertible securities, (iv) amend its Articles of Incorporation or By-laws, (v) split, combine or reclassify its outstanding shares of common stock, or (vii) authorize, recommend or propose any merger, consolidation, acquisition of assets, disposition of assets, material change in its capitalization or any comparable event, not in the ordinary) course of business (other than the transactions contemplated hereby and transactions as to which written notice has been given to DEFINITION TECHNOLOGIES prior to the date hereof).

     3. Takeover Proposals. BORCO and DEFINITION TECHNOLOGIES will not, and will not authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant or other representative retained by, or agent of such Company or any affiliate of such company, to directly or indirectly solicit or encourage any proposal for a merget or other business combination involving such Company or for the acquisition of a substantial equity interest in such Company or a substantial portion of such Company's assets, other than as contemplated by this Agreement. Each Company will promptly advise the other company of the terms of any such proposal that it may receive.

     4. Conduct of Business by DEFINITION TECHNOLOGIES Pending the Merger. Prior to the effective time of the merger, DEFINITION TECHNOLOGIES and BORCO shall not split, combine or reclassify its common stock or declare, set aside or pay any dividend payable in its common stock, unless prior to the record date for such dividend or the effective date of such split, combination or reclassification, it tenders to BORCO or DEFINITION TECHNOLOGIES (as the case may be) its agreement to amend this Agreement so as no effect an appropriate adjustment in the number of DEFINITION TECHNOLOGIES or BORCO shares (as the case may be) deliverable upon the effective time of each merger.

     5. Information Provided by BORCO. The information to be provided by BORCO for use in the Proxy Statement to be used in connection with the mergeR to which BORCO is a party shall, at the times Proxy Statement is mailed, and at the time of the stockholders' meetings of BORCO and DEFINITION TECHNOLOGIES and at the effective time of the merger, be true and correct in all material respects and shaLL not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein to make the statements made, in the light of the circumstances under which they were made, not misleading.

     6.  Proxy  Statement.  In  connection  with the  preparation  of the  Proxy
Statement for DEFINITION TECHNOLOGIES, and/or any other filings, BORCO and DEFINITION TECHNOLOGIES will cooperate with each other and will furnish the information relating BORCO and DEFINITION TECHNOLOGIES, as the case may be, required by the Securities Act of 1933 and/or the Securities Exchange Act of 1934 to be set forth tun such Proxy Statement and/or any other filings.

     7. Press Releases. BORCO and DEFINITION TECHNOLOGIES agree to cooperate with each other in releasing information concerning this Agreement and the transactions contemplated herein. Where possible, each of the parties shall furnish to the other drafts of all releases prior to publication. Nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency.

     8. Rule 145 Affiliates. As soon as practicable after the date hereof BORCO shall furnish to DEFINITION TECHNOLOGIES a schedule that sets forth the names of, and number of shares of such company owned beneficially, or of record, by any persons who may be deemed to be an affiliate of such company as that term is used in Rule 145 under the Securities Act of 1933 (a "Rule 145 Affiliate").

     9. Recommendation of Approval. The Board of Directors of DEFINITION TECHNOLOGIES and BORCO shall continue to recommend to their respective stockholders approval of this Agreement and the merger to which such company is a party, except as the fiduciary obligations of each such Board of Directors may otherwise require.

     10. Access. Prior to the closing, BORCO shall afford to the of officers, attorneys, accountants, and other authorized representatives of DEFINITION TECHNOLOGIES free and full access to the premises, books and records of BORCO in order that DEFINITION TECHNOLOGIES may make such investigation as it may desire of the affairs of BORCO. Prior to the closing, DEFINITION TECHNOLOGIES shall afford to the officers, attorneys, accountants, and other authorized representatives of BORCO free and full areas to the premises, books and records of the Company so that purchasers may malt such investigations as it may desire of the affairs of the Company.

                                    ARTICLE V
                                   CONDITIONS
                                   ----------

     1. Conditions to the Obligations DEFINITION TECHNOLOGIES. The obligations of DEFINITION TECHNOLOGIES to consummate the merger contemplated by this Agreement are subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions:

          (a) The stockholders of BORCO shall have duly approved the merger in accordance with applicable law;

          (b) The stockholders of DEFINITION TECHNOLOGIES shall have duly approved such merger in accordance with applicable law;

          (c) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court domestic or foreign, including the merger of a preliminary or permanent injunction, which would (i) make the merger illegal, (ii) require the divestiture by DEFINITION TECHNOLOGIES or any other subsidiary of DEFINITION TECHNOLOGIES of the shares of such company or of a material portion of the business of DEFINITION TECHNOLOGIES and its subsidiaries taken as a whole, (iii) impose material limits on the ability of DEFINITION TECHNOLOGIES to effectively control the business of DEFINITION TECHNOLOGIES and its subsidiaries, (iv) otherwise materially adversely affect DEFINITION TECHNOLOGIES and its subsidiaries taken as a whole or (v) if the merger is consummated, subject any officer, director, or employee of DEFINITION
TECHNOLOGIES to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by DEFINITION TECHNOLOGIES;

          (d) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (c) above;

          (e) BORCO shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of BORCO herein shall be true and correct in all material respects at the time of consummation of the merger as if made at that time, except to the extent they expressly relate to an earlier date, and DEFINITION TECHNOLOGIES shall have received a certificate to that effect to the best of the knowledge of BORCO, signed by the President of BORCO;

          (f) DEFINITION TECHNOLOGIES shall have received from William Paul, counsel for BORCO, an opinion, satisfactory in form and substance to DEFINITION TECHNOLOGIES, dated the closing date of such merger, substantially to the effect that, (A) the merger will constitute a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended; (B) no gain or loss will be recognized by, and no amount will be included in the income of DEFINITION TECHNOLOGIES as a consequence of the merger, (C) no gain or loss will be recognized by any stockholder of any company upon his/her/its exchange of shares of common stock of BORCO or the shareholders of DEFINITION, LTD. solely for DEFINITION TECHNOLOGIES shares in the merger, (D) gain realized by any company stockholder who receives cash in addition to DEFINITION TECHNOLOGIES shares will be recognized in an amount not in excess of such cash, (E) the basis for the DEFINITION TECHNOLOGIES shares received by BORCO stockholder will be the same as the basis far his/her/its shares of common stock increased by the amount of gain, if any, recognized by such shareholder and reduced by the amount of cash, if any, received by such shareholder and partner, and (F) the holding period of DEFINITION TECHNOLOGIES shares received in the merger will include the period for which the shares of common stock were held, provided that the common stock of BORCO and DEFINITION TECHNOLOGIES was a capital asset in the hands of BORCO and DEFINITION TECHNOLOGIES stockholders on the effective time.

          (g) DEFINITION TECHNOLOGIES shall have received from William Paul, counsel for BORCO, an opinion, in form and substance satisfactory to DEFINITION TECHNOLOGIES, dated the effective time of the merger to which such Company is a party, to the effect that:

               (i) BORCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania.

          (d) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to to clauses (i) through (v) of paragraph (c) above;

          (e) BORCO shall have complied in all material respects with its agreements and covenants herein and all representations and warranties of BORCO herein shall be true and correct in all material respects at the time of consummation of the merger as if made at that time, except to the extent they expressly relate to an earlier date, and DEFINITION TECHNOLOGIES shall have received a certificate to that effect to the best of the knowledge of BORCO, signed by the President of BORCO;

          (f) DEFINITION TECHNOLOGIES shall have received from William Paul, counsel for BORCO, an opinion, satisfactory in form and substance to DEFINITION TECHNOLOGIES, dated the closing date of such merger, substantially to the effect that: (A) the merger will constitute a reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended; (B) no gain or loss will be recognized by, and no amount will be included in the income of DEFINITION TECHNOLOGIES as a consequence of the merger, (C) no gain or loss will be recognized by an stockholder of any company upon his/her/its exchange of shares of common stock of BORCO or the shareholders of DEFINITION, LTD. solely for DEFINITION TECHNOLOGIES shares in the merger, (D) gain realized by any company shareholder who receives cash in addition to DEFINITION TECHNOLOGIES shares will be recognized in an amount not in excess of such case, (E) the basis for the DEFINITION TECHNOLOGIES shares received by BORCO stockholder will be the same as the basis for his/her/its shares of common stock, increased by the amount of gain, if any, recognized by such shareholder and reduced by the shares received in the merger will include the period for which the shares of common stock were held, provided that the common stock of BORCO and DEFINITION
TECHNOLOGIES was a capital asset in the hands of BORCO and DEFINITION TECHNOLOGIES stockholders on the effective time.

          (G) DEFINITION TECHNOLOGIES shall have received from William Paul, counsel for BORCO, an opinion, in form and substance satisfactory to DEFINITION TECHNOLOGIES, dated the effective time of the merger to which such Company is party, to the effect that:

               (i) BORCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania.

               (ii) All the  outstanding  shares of common  stock of BORCO  have
          been  duly  authorized,   and  are  validly  issued,  fully  paid  and
          nonassessable;

               (iii) BORCO has taken all requisite corporate action to approve this Agreement and the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by BORCO and constitutes a valid and binding agreement of BORCO enforceable in accordance with its terms;

               (iv) Stockholders of BORCO have taken all requisite corporate action to approve this Agreement and the transactions contemplated hereby;

               (v) To such counsel's knowledge, the execution, delivery and performance of this Agreement by BORCO and the consummation of the transactions contemplated hereby will not conflict with or result in the breach of any of the terms, conditions or provisions of any agreement, contract or commitment to which DEFINITION TECHNOLOGIES is not also a party which is material to the business or properties of BORCO as a whole or constitute a material default thereunder or give to the others any material right of termination, cancellation or acceleration thereunder, or otherwise require any approval which has not been obtained;

          (h) The holders of no more than ten percent (10%) of the issued and outstanding shares of common stock of BORCO with respect to which the merger is proposed shall have exercised their right to dissent as dissenting stockholders.

          (j) With respect to the merger of DEFINITION TECHNOLOGIES, the merger of DEFINITION TECHNOLOGIES and BORCO shall have became effective, and a Registration Statement under the Securities Act of 1433, as amended (the "Act") on Form S-4 with respect to the securities offered hereby has become effective.

     2. Conditions to the Obligations of BORCO. The obligations of BORCO to consummate the merger contemplated by this Agreement are subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions:

          (a) The stockholders of DEFINITION TECHNOLOGIES shall have duly approved the merger in accordance with applicable law, and each outstanding share of BORCO common stock (currently 10,000) shall be canceled and shall be converted into Definition Technologies shares (at the ratio of 230 units of Definition Technologies for each share of Borco shares) by virtue of such merger and without any action on the part of the holder thereof such that prior Shareholders of Borco Common Stock will hold Units of Definition Technologies, Definition Limited will hold Units of Definition Technologies, and current shareholders of Definition will hold Units of Definition Technologies. Each Unit Consisting of One Share of Common Stock $0.001 par value one Class A Common Stock Purchase Warrant, and one Class B Common Stock Purchase Warrant. The Common Stock, Class A and Class B Common Stock Purchase Warrants are to be distributed as a Unit and subject to registration with the Securities and Exchange Commission and Blue-Sky laws, detachable and separately tradeable. Each Class A Warrant entitles the holder to purchase one share of common stock at a price of $5.00, for a one hundred and eighty day period from ninety days until one hundred eighty days from the effective date of the Merger. Each Class B Warrant will entitle the holder to purchase one share of Common Stock at a price of $5.00 at any time from three hundred sixty-five days to seven hundred and thirty days from the effective date of the Merger. At the effective time of the merger of Borco with and into Definition Technologies, by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of Borco Common Stock will hold 2,300,000 Units for Common Stock of Definition Technologies, and current shareholders of Definition will hold 150,000 Units of Common Stock of Definition Technologies.

          (b) No action shall have been takers and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the merger illegal, (ii) require the divestiture by BORCO or any other subsidiary of BORCO of the shares of such company or of a material portion of the business of BORCO and its subsidiaries taken as a whole, (iii) impose material limits on the ability of BORCO to effectively control the business of BORCO and its subsidiaries, (iv) otherwise materially adversely affect BORCO and its subsidiaries taken as a whole or (v) if the merger is consummated, subject any officer, director, or employee of BORCO to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by BORCO;

          (c) No action or proceeding before any court or govermental authority: domestic or foreign, by any government or governmental authority of by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (c) above;

          (d) The holders of no more than ten percent (10%) of the issued and outstanding shares of common stock of DEFINITION TECHNOLOGIES with respect to which such merger is proposed shall have exercised their right to dissent as dissenting stockholders.

          (c) With respect to the merger of DEFINITION TECHNOLOGIES, the merger of DEFINITION TECHNOLOGIES and BORCO shall have become effective.

     3. Conditions to each Company's Obligation. The obligation of each company to consummate the merger contemplated by this Agreement is subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions;

          (a) the stockholders of such Company shall have duly approved the merger in accordance with applicable law;

          (b) the stockholders of DEFINITION TECHNOLOGIES shall have duly approved the merger in accordance with applicable law;

          (c) no action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the merger legal, or (ii) if the merger is consummated, subject any officer, director or employee of BORCO to criminal penalties or to civil liability not adequately coveted by insurance or enforceable indemnification arrangements maintained by BORCO or DEFINITION TECHNOLOGIES;

          (d) No action or proceeding before any court or governmental authority domestic or foreign by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) and (ii) of paragraph (c) above;

          (e) With respect to the merger of DEFINITION TECHNOLOGIES, the merger of DEFINITION TECHNOLOGIES and BORCO shall have become effective.

                                   ARTICLE VI
                  STOCK RESTRICTION/INVESTMENT REPRESENTATIONS
                  --------------------------------------------

     1. Solicitation. Each shareholder of BORCO and DEFINITION TECHNOLOGIES will not (nor will it permit any agent or affiliate to) solicit, initiate or encourage any Acquisition Proposal or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger or other business combination involving the Company or for the acquisition of a substantial equity interest in, or a substantial portion of the assets of BORCO other than the merger.

     2. The Officers Directors Shareholders Holding 10% or more of the outstanding stock of BORCO each acknowledge, represent, warrant, and agree that:

          (a) He/she is acquiring DEFINITION TECHNOLOGIES common stock to be acquired pursuant to this Agreement for his/her own account for investment, and he/she has no present intention to sell, distribute or otherwise dispose thereof:

          (b) He has evaluated his/her present and anticipated needs and person requirements and is satisfied that he has adequate means for providing for these expenses without respect to any income or other benefit which may be derived from his investment in DEFINITION TECHNOLOGIES common stock and does not anticipate any need to sell, assign, or transfer his common stock;

          (c) He acknowledges being informed that the DEFINITION TECHNOLOGIES common stock being received by him is not registered under the Securities Act of 1933 or any state securities law, and it must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or Securities Exchange Act of 1934 and applicable State security laws or he furnishes to DEFINITION TECHNOLOGIES rat opinion of counsel satisfactory to DEFINITION TECHNOLOGIES that registration is not required under the under such Act or laws;

          (d) He has not obtained any representative to review or evaluate his acquisition of DEFINITION TECHNOLOGIES common stock and, by reason of his knowledge and experience in financial and business matters in general, he is capable of evaluating the merits and risks of this investment;

          (e) He has examined this Agreement (including the Exhibits hereto) and has been given access to all underlying documents related to this transaction, and is satisfied that he has received such information as he deems necessary or appropriate as a prudent and knowledgeable investor to verify the accuracy of such information and to evaluate the means and risks of acquiring DEFINITION TECHNOLOGIES common stock. He has carefully evaluated his financial resources, investment condition and the risks attendant upon this investment, and acknowledges that he is able to bear the economic risks of this investment;

          (f) He realizes that neither the Securities and Exchange Commission, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

                                   ARTICLE VII
                  INDEMNIFICATION AND WAIVER OF CLAIMS - BORCO
                  --------------------------------------------

     BORCO, hereby agrees to indemnify and hold DEFINITION TECHNOLOGIES, its officers, directors, employees, agents, and DEFINITION, LTD.. its officers, directors, employees, agents, and shareholders, harmless from and against the following

          (a) any and all liabilities, losses, damages, claims, costs and expenses of BORCO of any nature, whether absolute, contingent or otherwise, which are not expressly assumed by DEFINITION TECHNOLOGIES as herein provided, including but not limited to any and all claims or rights to dissent from the shareholders of BORCO, purported shareholders of BORCO, claims of BORCO creditors, Federal or State or Local taxing authorities. other claimants of BORCO, claims arising out of and/or connected to the cancellation, redemption, retirement of BORCO stock;

          (b) Any and all damages or deficiencies resulting from any misrepresentation, breach of any warranty, or non-fulfillment of any covenant or agreement on the part of BORCO contained in this Agreement or in any statement or certificate furnished or to be furnished to BORCO pursuant hereto or in connection with the transactions contemplated hereby; and

          (c) Any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses (including reasonable attorneys' fees) incident to any of the foregoing, including any action taken against BORCO by any person under the provisions of the Bulk Sales Law of any state.

          (d) BORCO, as of the date immediately preceding this Agreement, will indemnify and hold harmless DEFINITION TECHNOLOGIES, from and against any and all losses, claims, expenses or liabilities, joint or several, to which they or any of them may become subject within the meaning of the Securities and the Securities Exchange Act of 1934 and the Securities act of 1933 (collectively the "Act") or under any other statutes or at common law or otherwise, and will reimburse and indemnify DEFINITION TECHNOLOGIES and its officers and directors for any legal or other expenses including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claim, whether or not resulting in any liability insofar as such losses, claims, damages, expenses, liabilities or actions arise out of are based upon any untrue statement or alleged untrue statement or a material fact contained in any Prospectus, Private Placement Memorandums, Offering Circulars, Proxy Statements, and Verbal, Written and other representations in connection with or related to Limited Partnership Offerings, Joint Ventures, any stock or bond offering, stock conversion rights granted, investment contracts, or other security as that term is defined under the Act or any State Security Act [as amended or as supplemented thereof] or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any negligent misrepresentation of any officer; director, agent, or employee of BORCO; or any failure to perform any of the terms or conditions of this agreement. DEFINITION TECHNOLOGIES agrees upon its receipt of written notice of the commencement of any action against them as aforesaid, in respect of which indemnity may be sought from BORCO, its Directors and officers on account of the indemnity agreement contained in the subsection, to notify BORCO promptly in writing of the commencement thereof. DEFINITION TECHNOLOGIES agrees to notify BORCO promptly of the commencement of any litigation or proceeding against it or against any of the officers or directors of BORCO of which it may be advised, in connection with the issue and sale of any of its securities.

                                  ARTICLE VIII
                                  CLOSING DATE
                                  ------------

The closing for the consummation of the merger contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Definition, Ltd. on the date which is no later than the fifth business day after the last to occur of the following dates:

          (a) Five (5) days after the date the stockholders of DEFINITION TECHNOLOGIES and BORCO with respect to which such merger is proposed shall have given the approval referred to is Article IV, Section 1, hereof, or

          (b) The date on which all the conditions set forth in Article V hereof shall have been satisfied, except to the extent any such conditions shall have beat waived by DEFINITION TECHNOLOGIES or by the respective Companies; or

          (c) April 1, 2000.

                                   ARTICLE IX
                            RESIGNATION AND ELECTION
                            ------------------------

     At the closing, DEFINITION TECHNOLOGIES will cause all of its officers and directors to resign from office and to cause to be elected to the Board of Directors of DEFINITION TECHNOLOGIES those persons designated by BORCO to wit:

            John E. Bortoli         Chairman, Board of Directors
            Steven W. Swank         Chief Executive Officer, President/Director
            David Hastings          Secretary, Treasurer/Director
            Jim Kowalczyk           Director

                                    ARTICLE X
                                  MISCELLANOUS
                                  ------------

     l. Termination. With respect to each company, this Agreement may be terminated and the merger to which such company is proposed to be a party as contemplated herein may be abandoned (i) by the mutual consent of Borco and Definition Technologies at any time: (ii) by either Borco or Definition Technologies if the merger to which such company is proposed to be a party has not been consummated on or prior to April 1, 2000; (iii) in the event of any material adverse change in the business, property, or financial condition of Borco or Definition Technologies; (iv) in the event of any action, suit, or proceeding at law or equity against either Borco or Definition Technologies or by any Federal, State, Local government agency or commission, board or agency, where any unfavorable decision would materially adversely affect the business, property or financial condition of income of Borco or Definition Technologies; or (v) in the event the merger violates any federal or state statute, rule or regulation. In the event of such termination and abandonment, neither Borco or Definition Technologies (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

     2. Expenses. Whether or not any merger is consummated, all out-of-pocket costs and expenses incurred in connection with the merger and this agreement will be paid by the party incurring such expenses, except that BORCO shall bear all legal costs and fees for preparing registration statements to be filed with Federal and/or state securities agencies, proxy statements, proxy solicitation costs, proxy mailing costs, due diligence fees and costs, costs and fees of any registration statements, legal fees and costs in preparation of merger documents, and auditing costs.

     3. Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any Company or based upon arrangements made by or on behalf of any Company with respect to the transactions contemplated by this Agreement, except as disclosed on Exhibit F attached hereto and incorporated herein by reference.

     4. Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions with Borco, Definition Technologies, and Definition on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumes Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claim of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered is any court having jurisdiction thereof in accordance with the provisions of Revised Code of Nevada. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.

     5. Other Actions. Each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

     6. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party which is or whose stockholders are, entitled to the benefits thereof and this Agreement may be amended or supplied at any time. No such waiver, amendment or supplement shall be effective unless in writing and signed by the party or parties necessary thereto.

     7. Entire Agreement. This Agreement contains the entire agreement between Definition Technologies, Borco, and Definition, with respect to the merger and the other transactions contemplated hereby.

     8. Applicable Law This agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

     9. Descriptive Headings The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     10. Notices. All notes or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, addressed as follows

     If to DEFINITION TECHNOLOGIES, to:       Charles R. Kiefner
                                              238 Wilshire Boulevard, Suite 149
                                              Casselberry, FL 32707

     If to BORCO, to:                         John E. Bortoli
                                              1130 East Confer Avenue
                                              Johnston, Pennsylvania 15905

     If to DEFINITION, to:                    Donna Anderson
                                              4625 West Nevso Drive
                                              Suite 2
                                              Las Vegas, Nevada 89103

     11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

     12. Corporate Name. shall, as of the date of closing, change its corporate name from BORCO EQUIPMENT COMPANY, INC. to TELMARK WORLDWIDE, INC.

     13. Site. Each of the undersigned, being all the directors in office of DEFINITION TECHNOLOGIES, INC., a Texas Corporation, BORCO EQUIPMENT COMPANY, INC., a Pennsylvania Corporation, and DEFINITION, LTD., a Nevada Corporation, hereby agree to vote all shares held of record by him/her/it and to recommend to the shareholders a vote in favor of the transactions contemplated by the within Agreement at the meeting of shareholders of said corporation contemplated by this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

                                           DEFINITION TECHNOLOGIES, INC.

                                           By: /s/ Charles R. Kiefner
                                              ___________________________
                                           Title: President



                                           DIRECTORS OF DEFINITION TECHNOLOGIES:


                                           /s/ Charles R. Kiefner
                                           ______________________________
                                           CHARLES R. KIEFNER

STATE Florida   )
                ) ss
COUNTY Seminole )

On this day of December 6th, 1999, before me, the undersigned, a Notary Public in and for the State Florida, duly commissioned and sworn, personally appeared CHARLES R. KIEFNER, to me known to be the President and Secretary, respectively, of DEFINITION TECHNOLOGIES, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                        /s/ Laura M. Kough
                                        -------------------------------------
                                        NOTARY  PUBLIC in and for the State of
                                        FL,  residing  in FL.
                                        My commission expires_______

                                              Laura M. Kough [seal]
                                             My Commission CC787135
                                           Expires November 1, 2002

                                        BORCO EQUIPMENT COMPANY, INC.
                                        By: /s/ John E. Bortoli, President
                                        ------------------------------------
                                        Title:

ATTEST:
/s/ James G. Berkhamer
-------------------------------
                                        DIRECTORS of BORCO:

                                        /s/ John E. Bortoli
                                        ------------------------------------
                                        JOHN E. BORTOLLI



STATE OF                )
                        )ss
COUNTY OF _           _ )

On this day of December 10, 1999, before me, the undersigned, a Notary Public in and for the State of, Pennsylvania ,duly commissioned and sworn, personally appeared JOHN E. BORTOLI, to me known to be the President and Secretary, respectively, of BORCO EQUIPMENT COMPANY, INC. the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year above written.

                                        /s/ Brett M. Bortoli
NOTARIAL SEAL                           ------------------------------------
BRETT M. BORTOLI, Notary Public         NOTARY PUBLIC in and for the State of
Johnstown, Cambria County, PA           Pennsylvania, residing in Cambria County
My Commission expires: 10/27/200l       My Commission expires: 10/27/200l.

                                        DEFINITION, LTD.

                                        By: /s/ Donna L. Anderson
                                        ------------------------------------
                                        Title: President

ATTEST:

------------------------------------


                                        DIRECTORS OF DEFINITION, LTD.:

                                        /s/  Donna L. Anderson
                                        ------------------------------------
                                        DONNA ANDERSON

                                        /s/ Charles R. Kiefner
                                        ------------------------------------
                                        CHARLES R. KIEFNER

                                        /s/ John P. Anderson
                                        ------------------------------------
                                        JOHN P. ANDERSON


STATE OF Calif.    )
                   )ss
County of Riverside)

One this day of December 14th, 1999, before me the undersigned, a Notary Public in the State of California, duly commissioned and sworn, personally appeared Donna Anderson and ------, to me known to be the President and Secretary, respectively, of DEFINITION, LTD., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                        /s/ Myrl Whitesell
                                        ------------------------------------
                                        NOTARY PUBLIC in and for the State of
                                        California, residing in Palm Springs
                                        My Commission expires: 1/9/03.


                                        MYRL WHITESELL [seal]
                                        COMM. 1204676
                                        Notary Public-California
                                        Riverside County
                                        My Commission Expires
                                        January 9, 2003

                                   EXHIBIT "A"
                                   ----------




DEFINITION TECHNOLOGIES Employees:


None




BORCO Employees

JOHN E. BORTELI
ANNA M. BORTOLI
RICHARD L. SCHELLHAMMER
THOMAS SCHELLHAMMER
RAYMOND J. ESCH
TAMMY G. BERKHAMER
DANIEL BARKLEY
BARRY RAGER
ROBERT W. MOORE

                                   EXHIBIT "B"
                                   -----------

DEFINITION TECHNOLOGIES:

(1)     Material Charges

        NONE

(2)     Contingent Liabilities

        NONE

(3)     Disposed or encumbered property or assets

        NONE

BORCO:

(1)     Material Changes

        NONE

(2)     Contingent Liabilities

        NONE

(3)     Disposed or encumbered property or assets

        NONE

                                   EXHIBIT "C"
                                   -----------


   (1)     Options to Purchase shares of BORCO stock: NONE

   (2)     Options to Purchase shares of DEFINITION TECHNOLOGIES stock: NONE

                                   EXHIBIT "D"

    Contracts not cancelable within sixty days: NONE

                                   EXHIBIT "E"
                                   -----------

    (1)  BORCO Employees as of 9130199:



         JOHN E. BORTELI
         ANNA M. BORTOLI
         RICHARD L. SCHELLHAMMER
         THOMAS SCHELLHAMMER
         RAYMOND J. ESCH
         TAMMY 0. BERKHAMER
         DANIEL BARKLEY
         BARRY RAGER
         ROBERT W. MOORE

    Accrued Compensation - BORCO

         NONE

    (2)  DEFINITION TECHNOLOGIES Employees as of 9/30/99 & Accrued Compensation

         NONE

                                   EXHIBIT F
                                   ---------


    Fees or Commissions with respect to merger:

            NONE

                                   EXHIBIT G
                                   ---------

     Shareholders of BORCO:

     Name/Address                                   Total Shares
     ------------                                   ------------

     JOHN E. BORTOLI                                5000 shares
     1130 CONFER AVENUE
     JOHNSTOWN, FA 15905

     ANNA M. BORTOLI                                5,000 shares
     1130 CONFER AVENUE
     JOHNSTOWN, PA 15905

     Total Shares Outstanding                       10,000

     Shareholders of Definition Technologies:

     Name/ Address                                  Total Shares
     ------------                                   ------------

     DEFINITION, LTD                                1,000
     4625 WEST NEVSO DRIVE
     SUITE 2
     LAS VEGAS, NEVADA 89103

     Total Shares Outstanding:                      1,000



     Shareholders of Definition, Ltd.



     Total Shares Outstanding:                      Approximately 12,400,000

                          FIRST AMENDMENT TO AGREEMENT

THIS FIRST AMENDMENT to that certain Agreement, dated December 1, 1999, is made this ____ day of May, 2000, between and among DEFINITION TECHNOLOGIES, INC., a Texas corporation ("DEFINITION TECHNOLOGIES"), BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation ("BORCO"), and DEFINITION, LTD., a Nevada Corporation ("Definition").

          WHEREAS, DEFINITION TECHNOLOGIES, INC., a Texas corporation, BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation, and DEFINITION, LTD., a Nevada Corporation entered into an Agreement dated December 1, 1999;

          WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION desire to amend certain portions of the Agreement dated December 1, 1999;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto amend the Agreement dated December 1, 1999 only as to the following Article VIII:

                                  ARTICLE VIII
                                  CLOSING DATE
                                  ------------

          The closing for the consummation of the merger contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Definition, Ltd. on the date which is no later than the fifth business day after the last to occur of the following dates:

                           (a) Five (5) days after the date the stockholders of DEFINITION TECHNOLOGIES and BORCO with respect to which such merger is proposed shall have given the approval referred to in Article IV,
          Section 1, hereof; or

                            (b) The date on which all the conditions set forth in Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by DEFINITION TECHNOLOGIES or by the respective Companies; or

                            (c)     August 1, 2000.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 2000, is confirmed, ratified and approved.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day of May, 2000.

                                        DEFINITION TECHNOLOGIES, INC.

                                        By:________________________________
                                        Title: President


AMENDMENT TO AGREEMENT - Page 1

                                        DIRECTORS OF DEFINITION TECHNOLOGIES:

                                        ____________________________________
                                        CHARLES R. KIEFNER
STATE OF ___________)
                    )ss
COUNTY OF___________)

On this day of _______________________, 2000, before me, the undersigned, a Notary Public in and for the State of_________________ , duly commissioned and sworn, personally appeared CHARLES R. KIEFNER, to me known to be the President and Secretary, respectively, of DEFINITION TECHNOLOGIES, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                  BRETT M. BORTOLI
                                  ____________________________________
                                  NOTARY PUBLIC in and for the State of
                                  Pennsylvania residing in Johnstown My
                                  Commission expires 10-27-01
Notarial Seal
Brett M. Bortoli, Notary Public         BORCO EQUIPMENT COMPANY, INC.
Johnstown, Cambria County, PA
My Commission Expires Oct. 27, 2001     By:/s/ John E. Bortoli, President
                                          __________________________________
                                        Title:
ATTEST:

/s/ Brett M. Bortoli
____________________________________

                                        DIRECTORS OF BORCO:
                                        /s/ John E. Bortoli
                                        ____________________________________
                                        JOHN E. BORTOLI
STATE OF ___________)
                    )ss
COUNTY OF___________)

On this day of _______________________, 2000, before me, the undersigned, a Notary Public in and for the State of_________________ , duly commissioned and sworn, personally appeared JOHN E. BORTOLI, to me known to be the President and Secretary, respectively, of BORCO EQUIPMENT COMPANY, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

AMENDMENT TO AGREEMENT - Page 2

WITNESS my hand and official seal hereto affixed the day and year first above written.


                                  ____________________________________
                                  NOTARY PUBLIC in and for the State of ________ residing in ________________ My Commission expires _______________


                                        DEFINITION, LTD.


                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF DEFINITION, LTD.:

                                        ____________________________________
                                        DONNA ANDERSON

                                        ____________________________________
                                        CHARLES R. KIEFNER

                                        ____________________________________
                                        CHARLES COHEN

STATE OF ___________)
                    )ss
COUNTY OF___________)

On this day of _______________________, 2000, before me, the undersigned, a Notary Public in and for the State of_________________ , duly commissioned and sworn, personally appeared ______________ and_________________, to me known to be the President and Secretary, respectively, of DEFINITION, LTD., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.


WITNESS my hand and official seal hereto affixed the day and year first above written.


                                  ____________________________________
                                  NOTARY PUBLIC in and for the State of _______ residing in ________________ My Commission expires _______________


AMENDMENT TO AGREEMENT - Page 3

                         SECOND AMENDMENT TO AGREEMENT


THIS SECOND AMENDMENT to the certain Agreement dated December 1, 1999, is made this_____ day June, 2000, between and among DEFINITION TECHNOLOGIES, INC., a Texas corporation ("DEFINITION TECHNOLOGIES"), BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation ("BORCO"), and DEFINITION, LTD., a Nevada Corporation ("Definition").

WHEREAS, DEFINITION TECHNOLOGIES, INC., a Texas corporation, BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation, and DEFINITION, LTD., a Nevada Corporation entered into an Agreement dated December 1, 1999;

WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION desire to amend certain portions of the Agreement doled December 1, 1999;

WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION first amended certain portions of the Agreement in June, 2000;

NOW, THEREFORE,  in consideration of the mutual agreements  contained herein the
parties  hereto  amend  the   Agreement  dated  December  1, 1999 only as to the
following Article VIII:


                                  ARTICLE VIII
                                  CLOSING DATE
                                  ------------

            The closing for the consummation of the merger contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Definition, Ltd. on the date which is no later than the fifth business day after the last to occur of the following dates:

                           (a) Five (5) days after the date the  stockholders of
            DEFINITION TECHNOLOGIES and BORCO with respect to which such merger is proposed shall have given the approval referred to in Article IV, Section 1, hereof; or

                           (b) The date on which all the conditions set forth in
            Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by DEFINITION TECHNOLOGIES or by the respective Companies; or

                           (c)     November 1, 2000.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 2000, is confirmed, ratified and approved.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment the ______ day of August, 2000.

                                        DEFINITION TECHNOLOGIES, INC.
                                        By:/s/ Charles R. Kiefner
                                           _________________________________
                                        Title: President

SECOND AMENDMENT TO AGREEMENT - Page 1

                                        DIRECTORS OF DEFINITION TECHNOLOGIES:

                                        ____________________________________
                                        CHARLES R. KIEFNER



                                        BORCO EQUIPMENT COMPANY, INC.

                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF BORCO:

                                        ____________________________________
                                        JOHN E. BORTOLLI


                                        DEFINITION, LTD.

                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF DEFINITION, LTD.:


                                        ____________________________________
                                        DONNA ANDERSON

                                        ____________________________________
                                        CHARLES R. KIEFNER

                                        ____________________________________
                                        CHARLES COHEN


SECOND AMENDMENT TO AGREEMENT - Page 2

                         SECOND AMENDMENT TO AGREEMENT


THIS SECOND AMENDMENT to the certain Agreement dated December 1, 1999, is made this_____ day June, 2000, between and among DEFINITION TECHNOLOGIES, INC., a Texas corporation ("DEFINITION TECHNOLOGIES"), BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation ("BORCO"), and DEFINITION, LTD., a Nevada Corporation ("Definition").

WHEREAS, DEFINITION TECHNOLOGIES, INC., a Texas corporation, BORCO EQUIPMENT COMPANY, INC., a Nevada Corporation, and DEFINITION, LTD., a Nevada Corporation entered into an Agreement dated December 1, 1999;

WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION desire to amend certain portions of the Agreement doled December 1, 1999;

WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION first amended certain portions of the Agreement in June, 2000;

NOW, THEREFORE,  in consideration of the mutual agreements  contained herein the
parties  hereto  amend  the   Agreement  dated  December  1, 1999 only as to the
following Article VIII:


                                  ARTICLE VIII
                                  CLOSING DATE
                                  ------------

            The closing for the consummation of the merger contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Definition, Ltd. on the date which is no later than the fifth business day after the last to occur of the following dates:

                           (a) Five (5) days after the date the  stockholders of
            DEFINITION TECHNOLOGIES and BORCO with respect to which such merger is proposed shall have given the approval referred to in Article IV, Section 1, hereof; or

                           (b) The date on which all the conditions set forth in
            Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by DEFINITION TECHNOLOGIES or by the respective Companies; or

                           (c)     November 1, 2000.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 2000, is confirmed, ratified and approved.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment the ______ day of August, 2000.

                                        DEFINITION TECHNOLOGIES, INC.
                                        By:
                                           _________________________________
                                        Title: President

SECOND AMENDMENT TO AGREEMENT - Page 1

                                        DIRECTORS OF DEFINITION TECHNOLOGIES:

                                        ____________________________________
                                        CHARLES R. KIEFNER



                                        BORCO EQUIPMENT COMPANY, INC.

                                        By: /s/ John E. Bortoli
                                            ________________________________
                                        Title: President
ATTEST:


____________________________________

                                        DIRECTORS OF BORCO:

                                        /s/ John E. Bortoli
                                        ____________________________________
                                        JOHN E. BORTOLLI


                                        DEFINITION, LTD.

                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF DEFINITION, LTD.:


                                        ____________________________________
                                        DONNA ANDERSON

                                        ____________________________________
                                        CHARLES R. KIEFNER

                                        ____________________________________
                                        CHARLES COHEN


SECOND AMENDMENT TO AGREEMENT - Page 2

                          THIRD AMENDMENT TO AGREEMENT

THIS THIRD AMENDMENT to that certain Agreement, dated December 1, 1999, is made this ___ day of _________, 2000, between and among TELEMARK WORLD WIDE, a Nevada Corporation, f/k/a/ DEFINITION TECHNOLOGIES, INC., a Texas corporation
("DEFINITION TECHNOLOGIES"), BORCO EQUIPMENT COMPANY, INC., a Nevada, Corporation ("BORCO") a/k/a TELEMARK WORLDWIDE, INC., a Nevada Corporation, and DEFINITION, LTD., a Nevada Corporation, a/k/a MONOGRAM PICTURES, INC., a Nevada Corporation ("Definition").

     WHEREAS,  DEFINITION  TECHNOLOGIES,   INC.,  a  Texas  corporation,   BORCO
EQUIPMENT COMPANY, INC., a Nevada Corporation, and DEFINITION, LTD., a Nevada Corporation entered into an Agreement dated December 1, 1999;

     WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION desire to amend certain portions of the Agreement dated December 1, 1999;

     WHEREAS, DEFINITION TECHNOLOGIES, BORCO, and DEFINITION first amended portions of the Agreement in June, 2000, and second amended in August, 2000;

     NOW, THEREFORE, in consideration of the mutual its contained herein the parties hereto amend the Agreement dated December 1, 1999 only as to the Following Article I.

                                    ARTICLE I
                               THE REORGANIZATION

     1. Execution of Certificate of Merger and Articles of Merger. Subject to the provisions of this Agreement, the Articles of Merger with respect to the merger shall be executed and acknowledged by Borco and Definition Technologies that is a party to such merger (the "Merger Company") and thereafter delivered to the Secretary of State of the State of Nevada for filing, as provided by the Nevada Business Corporation Acts as soon as practicable out or after the closing date (as hereinafter defined) of such merger. The merger shall become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada. The date and time when a merger becomes effective shall be called the "effective time" of such merger. At the effective time of a merger, the separate existence of the merged company (BORCO) shall cease and such company shall be merged with and into Definition Technologies. Definition Technologies shall be the surviving corporation upon the consummation of the merger.

     2. Consummation of the Merger. As soon as practicable after the approval of the merger by the stockholders, Borco and Definition Technologies will cause such merger to be consummated in accordance with applicable law, subject to the conditions hereinafter set forth.

     3. Conversion of BORCO/DEFINITION TECHNOLOGIES. At the effective time of the merger of Borco wits and into Definition Technologies, each outstanding share of Borco common stock (currently 10,000) shall be canceled and shall be converted into Definition Technologies shares (at the ratio of 540 shares of Definition Technologies for each share of Borco shares) by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of Borco Common Stock will hold Units of Definition Technologies. Definition Limited will hold Units of Definition Technologies, and current shareholders of Definition will hold Units of Definition Technologies. Each Unit Consisting of One Share of Common Stock, $0.001 par value one Class A Common Stock Purchase


SECOND AMENDMENT T0 AGREEMENT - Page 1

Warrant, and one Class B Common Stock Purchase Warrant. The Common Stock, Class A and Class B Common Stock purchase Warrants are to be distributed as a Unit and subject to registration with, the Securities and Exchange Commission and Blue-Sky laws, detachable and separately traceable. Each Class A Warrant entitles tile holder to purchase one share of common stock at a price of $5.00, for a one hundred and eighty day period ninety days until one hundred eighty days from the effective date of the Merger, Each Class B Warrant will entice the holder to purchase one share of Common Stock at a price of $5.00 at any time from three hundred sixty-five days to seven hundred and thirty days from the effective date of the Merger. At the effective time of the merger of Borco with and into Definition Technologies, by virtue of such merger and without any action on the part of the holder thereof such that prior Shareholders of Borco Common Stock will hold 5,400,000 Units for Common Stock of Definition Technologies, and current shareholders of Definition will hold 150,000 Units of Common Stock of Definition Technologies. Borco agrees to file with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933, as amended (the "Act") on Form S-1 with respect to the securities offered hereby.

4. Exchange of Certificates. After the effective time of the merger, each holder of a certificate theretofore evidencing outstanding shares draw of common stock of merged company (other than shares held by dissenting stockholders and shares that are automatically canceled as hereinabove provided), upon surrender of the same to Continental Stock Transfer & Trust Company (the "Transfer Agent") or such other agent or agents as shall be appointed by Definition Technologies, shall be entitled to receive in exchange therefor a certificate or certificates evidencing the number of full Definition Technologies shares for which the shares of common stock of the merged company theretofore represented by the certificate or certificates so surrendered shall have been exchanged as provided in this paragraph 4, together with such warrants as comprise Units. As soon as practicable at the effective time of the merger, the Transfer Agent will send a notice and transmittal form to each holder of as outstanding certificate which immediately prior to the effective time of such merger evidenced shares of common stock of the merged company and which is to be exchanged for Definition Technologies as provided is paragraph 3 hereof, advising such stockholder of the terms of the exchange affected by such merger and the procedure for surrendering to the Transfer Agent (which may appoint forwarding agents) such certificate for exchange into one or more certificates evidencing Definition Techno1ogies shares. Until so surrendered, each outstanding certificate which, prior to the Effective time of such merger, represented common stock of the merged company (other than shares previously held by dissenting stockholders) will be deemed for all corporate purposes of Definition Technologies to evidence ownership of the number of full Definition Technologies shares for which the shares of common stock of the merged company represented thereby were exchanged; provided, however, that until such outstanding certificates formerly evidencing common stock of the merged company are so surrendered, no dividend payable to holders of record of Definition Technologies shares as of any date subsequent to the effective time of such merger or any cash in lieu of any fraction of a Definition Technologies share payable pursuant to Section 5 hereof shall be paid to the holder of such outstanding certificates in respect thereof. As soon as practicable after the effective date of each merger, the Transfer Agent will send a notice and transmittal form to each holder of an outstanding certificate of Definition which immediately prior to the effective time of such merger evidenced shares of common stock of Definition, Ltd., as provided in paragraph 3 hereof, advising such stockholder of the terms of the distribution effected by such merger sad the procedure for receiving from the Transfer Agent (which may appoint forwarding agent) such certificate for one or more certificates evidencing Definition Technologies shares. After the effective time of such merger there shall be no further registry of transfers on the records of the merged company of shares of common stock of the merged company and, if a certificate evidencing such shares is presented to Definition Technologies, it shall be canceled and exchanged for a certificate evidencing shares of Definition Technologies common stock as herein provided.

SECOND AMENDMENT T0 AGREEMENT - PAGE 2

     5. No Fractional Shares. Neither certificates nor scrip for fractional Definition Technologies shares will be issued, but in lieu thereof each holder of shares of any Company who would otherwise have been entitled to a faction of a Definition Technologies share, upon surrender of all the certificates evidencing shares of common stock of such company registered in the name of such holder, will be paid the cash value of such fraction, which shall be equal to such faction multiplied by the market value of a full Definition Technologies share at the close of trading of the Definition Technologies shares at the effective time of such merger, as determined by Definition Technologies in any reasonable manner.

     6. Certificate of Incorporation; By-laws; Directors. The Certificate of Incorporation and By-laws of Telemark Worldwide Inc. as in effect immediately prior to the effective time of the merger, shall continue to be the Certificate of Incorporation and By-laws of Definition Technologies, until they shall thereafter be duly altered, amended or repealed. The directors of Definition Technologies shall continue as the directors of Definition Technologies until their successors shall be duly elected and qualified.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 1999, is confirmed, ratified and approved.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the ______ , day of_______________, 2000.

                                        DEFINITION TECHNOLOGIES, INC.
                                        By:/s/ Charles R. Kiefner
                                           _________________________________
                                        Title: President


                                        DIRECTORS OF DEFINITION TECHNOLOGIES:
                                        /s/ Charles R. Kiefner
                                        ____________________________________
                                        CHARLES R. KIEFNER



                                        BORCO EQUIPMENT COMPANY, INC.

                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF BORCO:

                                        ____________________________________
                                        JOHN E. BORTOLLI


                                        DEFINITION, LTD.

                                        By: ________________________________
                                        Title:

SECOND AMENDMENT TO AGREEMENT - Page 3

     5. No Fractional Shares. Neither certificates nor scrip for fractional Definition Technologies shares will be issued, but in lieu thereof each holder of shares of any Company who would otherwise have been entitled to a faction of a Definition Technologies share, upon surrender of all the certificates evidencing shares of common stock of such company registered in the name of such holder, will be paid the cash value of such fraction, which shall be equal to such faction multiplied by the market value of a full Definition Technologies share at the close of trading of the Definition Technologies shares at the effective time of such merger, as determined by Definition Technologies in any reasonable manner.

     6. Certificate of Incorporation; By-laws; Directors. The Certificate of Incorporation and By-laws of Telemark Worldwide Inc. as in effect immediately prior to the effective time of the merger, shall continue to be the Certificate of Incorporation and By-laws of Definition Technologies, until they shall thereafter be duly altered, amended or repealed. The directors of Definition Technologies shall continue as the directors of Definition Technologies until their successors shall be duly elected and qualified.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 1999, is confirmed, ratified and approved.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the ______ , day of_______________, 2000.

                                        DEFINITION TECHNOLOGIES, INC.
                                        By:/s/ Charles R. Kiefner
                                           _________________________________
                                        Title: President


                                        DIRECTORS OF DEFINITION TECHNOLOGIES:
                                        /s/ Charles R. Kiefner
                                        ____________________________________
                                        CHARLES R. KIEFNER



                                        BORCO EQUIPMENT COMPANY, INC.

                                        By: ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF BORCO:

                                        ____________________________________
                                        JOHN E. BORTOLLI


                                        DEFINITION, LTD.

                                        By: /s/ Donna Anderson
                                            ________________________________
                                        Title: Pres/CEO

SECOND AMENDMENT TO AGREEMENT - Page 3

ATTEST:


____________________________________

                                        DIRECTORS OF DEFINITION, LTD.:


                                        ____________________________________
                                        DONNA ANDERSON

                                        /s/ Charles R. Kiefner
                                        ____________________________________
                                        CHARLES R. KIEFNER

                                        ____________________________________
                                        JOHN P. ANDERSON


SECOND AMENDMENT TO AGREEMENT - Page 4

ATTEST:


____________________________________

                                        DIRECTORS OF DEFINITION, LTD.:

                                        /s/ Donna Anderson
                                        ____________________________________
                                        DONNA ANDERSON

                                        /s/ Charles R. Kiefner
                                        ____________________________________
                                        CHARLES R. KIEFNER

                                        /s/ John P. Anderson
                                        ____________________________________
                                        JOHN P. ANDERSON


SECOND AMENDMENT TO AGREEMENT - Page 4

     5. No Fractional Shares. Neither certificates nor scrip for fractional Definition Technologies shares will be issued, but in lieu thereof each holder of shares of any Company who would otherwise have been entitled to a faction of a Definition Technologies share, upon surrender of all the certificates evidencing shares of common stock of such company registered in the name of such holder, will be paid the cash value of such fraction, which shall be equal to such faction multiplied by the market value of a full Definition Technologies share at the close of trading of the Definition Technologies shares at the effective time of such merger, as determined by Definition Technologies in any reasonable manner.

     6. Certificate of Incorporation; By-laws; Directors. The Certificate of Incorporation and By-laws of Telemark Worldwide Inc. as in effect immediately prior to the effective time of the merger, shall continue to be the Certificate of Incorporation and By-laws of Definition Technologies, until they shall thereafter be duly altered, amended or repealed. The directors of Definition Technologies shall continue as the directors of Definition Technologies until their successors shall be duly elected and qualified.

IN ALL OTHER RESPECTS, the Agreement dated December 1, 1999, is confirmed, ratified and approved.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the ______ , day of_______________, 2000.

                                        DEFINITION TECHNOLOGIES, INC.
                                        By:
                                           _________________________________
                                        Title: President


                                        DIRECTORS OF DEFINITION TECHNOLOGIES:

                                        ____________________________________
                                        CHARLES R. KIEFNER



                                        BORCO EQUIPMENT COMPANY, INC.

                                        By: /s/ John E. Bortoli, President
                                            ________________________________
                                        Title:
ATTEST:


____________________________________

                                        DIRECTORS OF BORCO:
                                        /s/ John E. Bortoli, President
                                        ____________________________________
                                        JOHN E. BORTOLLI


                                        DEFINITION, LTD.

                                        By: /s/ Donna Anderson
                                            ________________________________
                                        Title: Pres/CEO

SECOND AMENDMENT TO AGREEMENT - Page 3